Exhibit 10.23
DATED:    27 NOVEMBER 2018

(1) Tronox Limited

(2) Exxaro Resources Limited

DEED OF AMENDMENT TO SHAREHOLDER'S DEED RELATING TO TRONOX LIMITED

DATED:    27 NOVEMBER  2018

PARTIES

(1)
TRONOX LIMITED (ACN 154 709 332), a company incorporated and existing under the laws of the State of Western Australia, registered office is at Lot 22 Mason Road, Kwinana Beach WA 6167 Australia (the "Company");

(2)
EXXARO RESOURCES LIMITED (registration number 2000/011076/06), a public company with limited liability duly incorporated in the Republic of South Africa whose registered office is at Roger Dyason Road, Pretoria West, 0183 South Africa ("ERL");

together, the "Parties" and each a "Party".

INTRODUCTION

(A)	Reference is made to the shareholder's deed dated 15 June 2012 between the Parties and Thomas Casey (the "Deed").

(B)	The Parties, together having the requisite authority under section 17 of the Deed, without any need to obtain the consent of Thomas Casey, wish to amend the Deed on the terms of this amendment.

OPERATIVE PROVISIONS

1.	INTERPRETATION

Words and expressions used in this deed of amendment shall have the same meaning as is given to them in the Deed unless otherwise set out in this deed of amendment or if the context otherwise expressly requires.

2.	AMENDMENTS TO THE DEED

2.1	The Parties agree an additional recital to the Deed shall be added before the words “NOW, THEREFORE,” as follows:

WHEREAS the Company intends to refresh certain governance provisions pursuant to the Exxaro Mineral Sands Transaction Completion Agreement (the "Completion Agreement") between Tronox Holdings PLC, Tronox LLC, Tronox UK Holdings Limited, Tronox Global Holdings Pty Limited, the Company and ERL dated as of 26 November 2018."

2.2	The Parties agree that the provisions of section 6 of the Deed shall be deleted and replaced with the following reference:

6.          Flip-in Rights

The Flip-in Rights are now contained in the Completion Agreement.

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3.	MISCELLANEOUS

3.1	The Parties hereto agree that, from the date of this deed of amendment, any reference to the Deed shall be construed as a reference to the Deed as amended by this deed of amendment.

3.2
This deed of amendment may be executed (either by autographic signature or by the Parties applying their signature by some mechanical or other means) in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed (either by autographic signature or by the Parties applying their signature by some mechanical or other means) version of this deed of amendment (in counterparts or otherwise) by electronic transmission or otherwise shall be sufficient to bind the Parties to the terms and conditions of this deed of amendment and no exchange of originals is necessary.

4.	GOVERNING LAW

This deed of amendment shall be governed by and construed in accordance with the laws of the State of Western Australia.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this deed of amendment to be duly executed and delivered as a deed, all as of the day and year first above written.

EXECUTED and DELIVERED as a DEED by EXXARO RESOURCES LIMITED:	/s/ P.A. Koppeschaar
Signature of director
/s/ P.A. Koppeschaar
Name /s/ S.E. van Loggerenberg
Signature of director/secretary
/s/ S.E. van Loggerenberg
Name

[Signature page to the Amendment No 1 to the Tronox Shareholders Deed]

EXECUTED and DELIVERED as a DEED by TRONOX LIMITED:ac	/s/ Jeffry N. Quinn
Signature of director
/s/ Jeffry N. Quinn
/s/ Jeffrey Neuman
Signature of director/secretary
/s/ Jeffrey Neuman
Name

[Signature page to the Amendment No 1 to the Tronox Shareholders Deed]